Exhibit 10.1
THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This Third Amendment and Consent to Second Amended AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 14, 2024 (the “Third Amendment Date”), by and among FEDERAL REALTY OP LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Second Amended and Restated Credit Agreement dated as of October 5, 2022 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Requisite Lenders and the Administrative Agent amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Specific Amendments to the Credit Agreement. As of the Third Amendment Date, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)The Credit Agreement is amended by adding the following new definition of “Same-Day Borrowing” to Section 1.1. thereof in appropriate alphabetical order:

“Same-Day Borrowing” means a borrowing of a Revolving Loan for which the date of the Notice of Revolving Borrowing and the date of the funding of such borrowing occur on the same day; provided that Same-Day Borrowings must be either Base Rate Loans or Daily Simple SOFR Loans.

(b)The Credit Agreement is amended by deleting the definitions of “Base Rate Loan” and “Daily Simple SOFR Loan” in Section 1.1. thereof in its entirety and substituting in lieu thereof the following:

“Base Rate Loan” means any Loan bearing interest at a rate based on the Base Rate, and, for the avoidance of doubt, except as otherwise expressly provided, shall include Same-Day Borrowings bearing interest at the Base Rate.

“Daily Simple SOFR Loan” means any Loan bearing interest at a rate based on Adjusted Daily Simple SOFR, and, for the avoidance of doubt, except as otherwise expressly provided, shall include Same-Day Borrowings bearing interest at the Adjusted Daily Simple SOFR.

(c)The Credit Agreement is amended by adding the following to the end of the definition of “Unencumbered Asset Value”:

Notwithstanding the foregoing, so long as FRIT San Jose Town and Country Village, LLC (“FRIT San Jose”) Guarantees any other Indebtedness and does not Guarantee the Obligations, neither the Net Operating Income from any Wholly Owned Property, Controlled Property or Non-Controlled Property owned by FRIT San Jose or any of its Subsidiaries nor the value of any other

Exhibit 10.1
asset owned by FRIT San Jose or any of its Subsidiaries shall be included in the calculation of Unencumbered Asset Value.

(d)The Credit Agreement is amended by deleting Sections 2.1(b) and 2.1(c) thereof in their entireties and substituting in lieu thereof the following:

(b) Requests for Revolving Loans. Not later than (w) 11:00 a.m. Pacific time at least one (1) Business Day prior to a borrowing of Revolving Loans that are to be Base Rate Loans (other than any Same-Day Borrowing), (x) 11:00 a.m. Pacific time at least one (1) U.S. Government Securities Business Day prior to a borrowing of Revolving Loans that are to be Daily Simple SOFR Loans, (y) 11:00 a.m. Pacific time at least three (3) U.S. Government Securities Business Days prior to a borrowing of Revolving Loans that are to be Term SOFR Loans and (z) 7:00 a.m. Pacific time on the date of a borrowing of Revolving Loans that are to be Same-Day Borrowings, the Borrower shall deliver to the Administrative Agent a Notice of Borrowing or telephone notice thereof. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a U.S. Government Securities Business Day), the use of the proceeds of such Revolving Loans, the Type of the requested Revolving Loans, whether such Revolving Loans are to be Same-Day Borrowings, and if such Revolving Loans are to be Term SOFR Loans, the initial Interest Period for such Revolving Loans. Any telephone notice shall include all information to be specified in a written Notice of Borrowing and shall be promptly confirmed in writing by the Borrower pursuant to a Notice of Borrowing sent to the Administrative Agent by electronic mail on the same day of the giving of such telephonic notice. Each Notice of Borrowing or any telephone notice of a borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, the Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan, a Daily Simple SOFR Loan or a Term SOFR Loan) request that the Administrative Agent provide the Borrower with the most recent Base Rate, Adjusted Daily Simple SOFR or Adjusted Term SOFR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Borrower on the date of such request or as soon as possible thereafter.

(c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Lender of the proposed borrowing. Each Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than (i) in the case of a Same-Day Borrowing, 9:00 a.m. Pacific time on the date of such proposed Revolving Loans and (ii) in the case of a non-Same-Day Borrowing, 8:00 a.m. Pacific time on the date of such proposed Revolving Loans. Subject to fulfillment of the conditions set forth in Section 5.2., the Administrative Agent shall make available to the Borrower in the account specified in the Disbursement Instruction Agreement, not later than (i) in the case of a Same-Day Borrowing, 9:30 a.m. Pacific time on the date of the requested borrowing of Revolving Loans and (ii) in the case of a non-Same-Day Borrowing, 9:00 a.m. Pacific time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent.

(e)The Credit Agreement is amended by deleting Section 5.2. in its entirety and substituting in lieu thereof the following:

Exhibit 10.1
Section 5.2. Conditions Precedent to All Loans and Letters of Credit.

The obligations of (i) Lenders to make any Loans and (ii) the Issuing Bank to issue Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default shall exist as of the date of the making of such Loan or date of issuance of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.15. would occur after giving effect thereto; (b) the representations and warranties (other than, solely in the case of the obligation of the Lenders to make any Loans, the representations and warranties set forth in Sections 6.1.(i)(i) and 6.1.(l)(i)) made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder and (c) in the case of the borrowing of Revolving Loans, the Administrative Agent shall have received a timely Notice of Borrowing, or in the case of a Swingline Loan, the Swingline Lender shall have received a timely Notice of Swingline Borrowing. Each Credit Event shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of the giving of notice relating to such Credit Event and, unless the Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrower shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued that all conditions to the making of such Loan or issuing of such Letter of Credit contained in this Article V. have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent and the other Lenders that the conditions precedent for initial Loans set forth in Section 5.1. that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied.

(f)The Credit Agreement is amended by deleting Section 6.1.(l) in its entirety and substituting in lieu thereof the following:

(l)     No Material Adverse Change; Solvency.

(i) Since December 31, 2021, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect.

(ii) Each of the Borrower, the other Loan Parties and the other Subsidiaries is Solvent.

Section 2. Consent. Notwithstanding Section 7.14 of the Credit Agreement, the Lenders hereby consent to allow FRIT San Jose to become a guarantor with respect to the obligations under that certain Term Loan Agreement dated as of May 6, 2020 (the “PNC Term Loan Agreement”), by and among the Borrower, the lenders thereunder, PNC Bank, National Association, as administrative agent and the other parties thereto as in effect on the date hereof, without the need to provide a Guaranty with respect to the Obligations until the maturity of the obligations under the PNC Term Loan Agreement as

Exhibit 10.1
set forth in the PNC Term Loan Agreement on the date hereof (including after giving effect to any extensions permitted by the PNC Term Loan Agreement as in effect on the date hereof). The consent provided herein will expire without any further action by any Person on the sooner of the maturity date of the obligations under the PNC Term Loan Agreement (after giving effect to any extensions permitted thereunder as in effect on the date hereof) and the repayment in full of the obligations under the PNC Term Loan Agreement.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and the Requisite Lenders;

(b) evidence that all fees, expenses and reimbursement amounts due and payable by the Borrower to the Administrative Agent hereunder or under the Credit Agreement, including without limitation, (i) the costs and expenses set forth in Section 7 hereto, and (ii) the reasonable fees and expenses of counsel to the Administrative Agent have been paid; and

(c) such other documents, agreements and instruments as the Administrative Agent or any Lender through the Administrative Agent, may reasonably request prior to the Third Amendment Date.

Section 4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization of Loan Documents and Borrowings. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower, and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.

(b) Binding Effect. This Amendment and the Credit Agreement as amended by this Amendment constitute valid and binding agreements of the Borrower, enforceable against the Borrower in accordance with their terms.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d) No Material Adverse Change. Since December 31, 2022, there has not been any material adverse condition or material adverse change in or affecting, nor has any circumstance or condition occurred that could reasonably be expected to result in a material adverse change in, or have a material adverse effect on, the business, assets, liabilities, financial condition or results of operations of the Borrower and its subsidiaries, taken as a whole.

Section 5. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made or deemed made by the Borrower to the Administrative Agent and

Exhibit 10.1
the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full and such representations and warranties are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty is true and correct in all respects) on and as of the date hereof immediately after giving effect to this Amendment except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty was true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances not prohibited thereunder.

Section 6. Certain References; Course of Dealing. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document. This Amendment shall not be deemed to constitute a waiver, consent to, or release by any of the Lenders or Administrative Agent of any right, remedy, Default or Event of Default under the Credit Agreement or any of the other Loan Documents. The consent in Section 2 hereof shall not be deemed to permanently modify the provisions of the Credit Agreement or any other Loan Document through course of conduct, course of dealing or otherwise, except with respect to the conditional consent expressly set forth herein.

Section 7. Costs and Expenses. The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9. Incorporation by Reference. Except to the extent otherwise set forth herein, Sections 12.5 (Litigation; Jurisdiction; Other Matters; Waivers), 12.12 (Severability of Provisions), 12.13 (Governing Law), 12.14 (Counterparts; Integration; Effectiveness; Electronic Execution) and 12.18 (Entire Agreement) of the Credit Agreement are hereby incorporated herein by reference mutatis mutandis.

Section 10. Effect; Ratification. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application from and after the Third Amendment Date only. The Credit Agreement is hereby ratified and confirmed in all respects. Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12. Definitions. All capitalized terms used but not defined herein are used herein with the respective definitions given them in the Credit Agreement.

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment and Consent to Second Amended and Restated Credit Agreement to be executed as of the date first above written.

FEDERAL REALTY OP LP

By:	/s/ Daniel Guglielmone
Name: Daniel Guglielmone
Title: Executive Vice President - Chief Financial Officer and Treasurer

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Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, an Issuing Bank and as a Lender

By:	/s/ Brendan Magrady
Name: Brendan Magrady
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

PNC BANK, NATIONAL ASSOCIATION, as an Issuing Bank and as a Lender

By:	/s/ Shari L. Reams-Henofer
Name: Shari L. Reams-Henofer
Title: SeniorVice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Cody A. Canafax
Name: Cody A. Canafax
Title: Executive Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

TRUIST BANK, as a Lender

By:	/s/ Ryan Almond
Name: Ryan Almond
Title: Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Germaine R. Korhone
Name: Germaine R. Korhone
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

REGIONS BANK, as a Lender

By:	/s/ William Chalmers
Name: William Chalmers
Title: Senior Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

TD BANK, N.A. as a Lender

By:	/s/ William M. Brandt, Jr.
Name: William M. Brandt, Jr.
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Cheryl Sneor
Name: Cheryl Sneor
Title: Vice President

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Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Allisson Michaels-van Dijkum
Name: Allisson Michaels-van Dijkum
Title: Managing Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Alison Lugo
Name: Alison Lugo
Title: Vice President

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

BNP PARIBAS, as a Lender

By:	/s/ James Goodall
Name: James Goodall
Title: Managing Director

By:	/s/ Kyle Fitzpatrick
Name: Kyle Fitzpatrick
Title: Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

CITIBANK, N.A., as a Lender

By:	/s/ Christopher J. Albano
Name: Christopher J. Albano
Title: Authorized Signatory

[Signatures Continued on Next Page]

Exhibit 10.1
[Signature Page to Third Amendment and Consent to Second Amended and Restated Credit Agreement
for Federal Realty OP LP]

ASSOCIATED BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Mitchell Vega
Name: Mitchell Vega
Title: Senior Vice President